                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 29, 2002

                              ACCRUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     000-26437                94-3238684
(State or other jurisdiction of   Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               48634 Milmont Drive
                         FREMONT, CALIFORNIA 94538-7353
               (Address of principal executive offices) (Zip code)


                                 (510) 580-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On January 29, 2002, Accrue Software, Inc., a Delaware corporation ("Accrue"), announced certain of its financial results for the fiscal third quarter ended December 29, 2001.

      A copy of Accrue's press release announcing such financial results for the quarter ended December 29, 2001 is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press release dated January 29, 2002.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ACCRUE SOFTWARE, INC.



Date: January 30, 2002              By:  /s/ Gregory S. Carson
                                       ---------------------------------------


                                      -2-
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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER      DESCRIPTION
------      -----------
99.1        Press release dated January 29, 2002.